UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2017 (February 24, 2017)

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 24, 2017, Pfizer Inc. (the “Company”) priced a public offering of $1,065,000,000 aggregate principal amount of 4.20% Notes due 2047 (the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-202430) filed with the Securities and Exchange Commission on March 2, 2015.

In connection with the offering of the Notes, the Company entered into a subscription agreement (the “Subscription Agreement”) dated February 24, 2017, with BNP Paribas, Taipei Branch and Deutsche Bank AG, Taipei Branch, as managers.

The Subscription Agreement and the press release related to the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Subscription Agreement, dated February 24, 2017.

99.1	Press Release of Pfizer Inc., dated February 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden Senior Vice President and Corporate Secretary Chief Governance Counsel

Dated: February 28, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Subscription Agreement, dated February 24, 2017.

99.1	Press Release of Pfizer Inc., dated February 24, 2017.